UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 11, 2016

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-4347 (Commission File Number)	06-0513860 (I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2016, the Board of Directors (the “Board”) of Rogers Corporation (the “Company”) adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), which took effect immediately.  The Bylaws supersede the previously existing Amended and Restated Bylaws, which took effect on October 2, 2008.  The Bylaws reflect the following changes:

●
The advance notice provision was revised to limit the period during which the related shareholder notice must be delivered prior to an annual meeting; to be timely, such notice must now be delivered not less than 150 nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting.  The provision was further revised to require the shareholder notice to state, as of the date of the notice and 60 days and one year prior thereto, the class and number of Company shares held directly or indirectly by the shareholder and any shareholder supporting the proposal and to describe any (1) derivative positions held directly or indirectly by the shareholder, (2) arrangements between the shareholder and any other person in connection with the proposal or the shareholder’s voting rights, and (3) proportionate interest in Company stock or derivative positions therein held by a general or limited partnership in which the shareholder is a general partner or owns an interest.

●
Procedures were added to permit shareholders to nominate directors for election to the Board at the annual meeting or a properly called special meeting.  These procedures require a shareholder to timely deliver a written notice to the Company of such shareholder’s intent to nominate the director.  The notice must contain specified information regarding (1) the shareholder, such as class and number of Company shares beneficially owned, any derivative position held by the shareholder with respect to the Company, and a description of any arrangement among the shareholder, the nominee and any other person pursuant to which the nomination is being made, and (2) the nominee, such as principal occupation or employment and consent to serve as a director if elected.

●	Shareholder rights to inspect corporate records were revised to align with those required under Massachusetts corporate law.

The Bylaws also reflect a number of clerical changes.

The foregoing description is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                                      Description

3.1	Amended and Restated Bylaws of Rogers Corporation, effective February 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ Jay B. Knoll
Jay B. Knoll
Vice President & General Counsel

Date: February 26, 2016